Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 JUNE 10, 2003


                       RATED
      RIG NAME      WATER DEPTH       DESIGN             LOCATION           STATUS*             OPERATOR
--------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted             Murphy
--------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted           Kerr McGee
--------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted              Devon
--------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted              Devon
--------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted           Kerr McGee
--------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted               BP
--------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
--------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted              PEMEX
--------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted        Walter Oil & Gas
--------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted        Walter Oil & Gas
--------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted              Devon
--------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted              LLOG
                                 Pacesetter
--------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted        Walter Oil & Gas
--------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted          ChevronTexaco
--------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted          Noble Energy
--------------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM            Contracted          Noble Energy
--------------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted     ADTI/American Coastal
--------------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted           BP America
--------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted          Taylor Energy
--------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         Hunt Petroleum
--------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted           BP America
--------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Shipyard for                  -
                                                                           cantilever upgrade
--------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM            Contracted        Ridgelake Energy
--------------------------------------------------------------------------------------------------------------------

                                       1

                     RATED
   RIG NAME       WATER DEPTH      DESIGN                LOCATION           STATUS*             OPERATOR
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (15)
--------------------------------------------------------------------------------------------------------------------
AFRICA
------
--------------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000               South Africa       Contracted             Pioneer
--------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana           Contracted              PEMEX
--------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------
--------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea       Special Survey              -
--------------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted              Shell
                                 711 Series
--------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted            Talisman
--------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea              _                    _
--------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------
--------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted               OMV
--------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                   -
--------------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted          PetroVietnam
--------------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Indonesia         Contracted             Unocal
--------------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade             -
--------------------------------------------------------------------------------------------------------------------
BRAZIL
------
--------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted              Shell
--------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted            Petrobras
--------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted            Petrobras
--------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted            Petrobras
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted            Petrobras
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia           Idle                   -
--------------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever   Indonesia        Contracted              CNOOC
--------------------------------------------------------------------------------------------------------------------


                                       2

                    RATED
  RIG NAME        WATER DEPTH      DESIGN                LOCATION           STATUS*             OPERATOR
--------------------------------------------------------------------------------------------------------------------
COLD STACKED (7)
--------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked               -
--------------------------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico



                             ** TABLE CONTINUED **


      RIG NAME                  CURRENT TERM         DAYRATE (000s)           START DATE
-------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------
Ocean Quest                  one well, swap to          low 80's              Jan-03
                        complete Valiant contract
-------------------------------------------------------------------------------------------------
Ocean Star                   nine month term work       mid 80's        early March 2003
-------------------------------------------------------------------------------------------------
Ocean America                      one well            upper 60's       mid October 2002
-------------------------------------------------------------------------------------------------
Ocean Valiant                      one well            upper 50's       late April 2003
-------------------------------------------------------------------------------------------------
Ocean Victory                one well plus option       low 60's         late May 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence                five-year term           170's         early January 2001
-------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
-------------------------------------------------------------------------------------------------
Ocean Ambassador             four year term work      upper 50's        late July 2003
-------------------------------------------------------------------------------------------------
Ocean Concord               one well plus option      upper 30's       late April 2003
-------------------------------------------------------------------------------------------------
Ocean Lexington              first of two wells       upper 30's        early May 2003
-------------------------------------------------------------------------------------------------
Ocean Saratoga               one well plus option       low 40's          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Worker                       one well             mid 40's        late April 2003
-------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------
Ocean Crusader               second of two wells        low 20's        early June 2003
-------------------------------------------------------------------------------------------------
Ocean Drake                       12 months            high teens       late August 2002
-------------------------------------------------------------------------------------------------
Ocean Columbia               one well plus option       mid 20's        early June 2003
-------------------------------------------------------------------------------------------------
Ocean Spartan                one well plus option       low 20's          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Spur                         one well             mid 20's         late May 2003
-------------------------------------------------------------------------------------------------
Ocean King                      multiple wells          mid 20's        early April 2003
-------------------------------------------------------------------------------------------------
Ocean Nugget               sixth of seven wells plus    mid 20's         mid March 2003
                                  option
-------------------------------------------------------------------------------------------------
Ocean Summit                     two wells             low 20's          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Warwick                   multiple wells          mid 20's         mid April 2003
-------------------------------------------------------------------------------------------------
Ocean Titan                               -                    -                   -

-------------------------------------------------------------------------------------------------
Ocean Tower                        two wells            upper 20's         mid May 2003
-------------------------------------------------------------------------------------------------

                                       1

      RIG NAME                  CURRENT TERM        DAYRATE (000S)        START DATE
-------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (15)
-------------------------------------------------------------------------------------------------
AFRICA
------
-------------------------------------------------------------------------------------------------
Ocean Patriot               second of three wells      upper 50's       early April 2003
-------------------------------------------------------------------------------------------------
Ocean Whittington            four year term work        low 60's         late July 2003
-------------------------------------------------------------------------------------------------
NORTH SEA
---------
-------------------------------------------------------------------------------------------------
Ocean Nomad                           -                    -           late January 2003
-------------------------------------------------------------------------------------------------
Ocean Guardian             one year plus one year       low 50's        early April 2003
                                  option
-------------------------------------------------------------------------------------------------
Ocean Princess              two wells plus option       low 40's         late May 2003
-------------------------------------------------------------------------------------------------
Ocean Vanguard                        _                    _                   _
-------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------
-------------------------------------------------------------------------------------------------
Ocean Bounty                       one well            lower 70's         mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Epoch                           -                    -          early February 2003
-------------------------------------------------------------------------------------------------
Ocean General                First of three wells       mid 50's          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness               400 days plus option        110's          late March 2003
-------------------------------------------------------------------------------------------------
Ocean Rover                           -                    -           early January 2002
-------------------------------------------------------------------------------------------------
BRAZIL
------
-------------------------------------------------------------------------------------------------
Ocean Yorktown             15-well development plus     low 60's       mid September 2001
                                   option
-------------------------------------------------------------------------------------------------
Ocean Yatzy                five-year term plus option    120's        early November 1998
-------------------------------------------------------------------------------------------------
Ocean Winner                  one year extension        low 60's      early November 2002
-------------------------------------------------------------------------------------------------
Ocean Alliance                four-year contract         110's        early September 2000
-------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------
Ocean Clipper                 one-year extension         100's         mid February 2003
-------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------
Ocean Sovereign                         -                    -            early June 2003
-------------------------------------------------------------------------------------------------
Ocean Heritage                12 month term program      upper 40's      late December 2002
-------------------------------------------------------------------------------------------------


                                       2

      RIG NAME                  CURRENT TERM        DAYRATE (000S)        START DATE
-------------------------------------------------------------------------------------------------
COLD STACKED (7)
-------------------------------------------------------------------------------------------------
Ocean Liberator                       -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean Century                         -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean Prospector                      -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean Champion                        -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                        -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean Voyager                         -                    -                   -
-------------------------------------------------------------------------------------------------
Ocean New Era                         -                    -                   -
-------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



      RIG NAME           ESTIMATED END DATE           FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------
Ocean Quest                 mid June 2003       One well with Murphy in GOM in low 50's
                                                beginning in mid June and ending in late July 2003.
----------------------------------------------------------------------------------------------------
Ocean Star                mid September 2003    available.
----------------------------------------------------------------------------------------------------
Ocean America              late June 2003      available
----------------------------------------------------------------------------------------------------
Ocean Valiant              early July 2003      available.
----------------------------------------------------------------------------------------------------
Ocean Victory              early July 2003      available.
----------------------------------------------------------------------------------------------------
Ocean Confidence          early January 2006    available.
----------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
----------------------------------------------------------------------------------------------------
Ocean Ambassador          mid December 2007     Preparing for PEMEX work
----------------------------------------------------------------------------------------------------
Ocean Concord               mid June 2003       available
----------------------------------------------------------------------------------------------------
Ocean Lexington            early June 2003      Two wells plus option with Walter in GOM in upper
                                                30's  beginning early May and ending late June 2003.
----------------------------------------------------------------------------------------------------
Ocean Saratoga              mid June 2003       One well with Westport in GOM in upper 30's
                                                beginning in mid June 2003 and ending in late July 2003.
----------------------------------------------------------------------------------------------------
Ocean Worker               early July 2003      Prepare for PEMEX contract work beginning late July;
                                                four year term work in GOM in upper 60' s ending in
                                                late July 2007.
----------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------
Ocean Crusader              mid July 2003       Two additional wells plus option with Walter in GOM
                                                in lower 20's  beginning mid July and ending late
                                                August 2003.
----------------------------------------------------------------------------------------------------
Ocean Drake                late August 2003     Rig currently scheduled for 30-day downtime during
                                                current contract for survey beginning late 2nd Qtr.
----------------------------------------------------------------------------------------------------
Ocean Columbia             early July 2003      available
----------------------------------------------------------------------------------------------------
Ocean Spartan               mid July 2003       available.
----------------------------------------------------------------------------------------------------
Ocean Spur                  late June 2003      available.
----------------------------------------------------------------------------------------------------
Ocean King                  mid July 2003       available
----------------------------------------------------------------------------------------------------
Ocean Nugget               late August 2003     available.
----------------------------------------------------------------------------------------------------
Ocean Summit                mid July 2003       available
----------------------------------------------------------------------------------------------------
Ocean Warwick               mid July 2003       available
----------------------------------------------------------------------------------------------------
Ocean Titan                          -         Cantilever upgrade ending late October 2003.
----------------------------------------------------------------------------------------------------
Ocean Tower                early July 2003      available
----------------------------------------------------------------------------------------------------

                                       1

      RIG NAME           ESTIMATED END DATE           FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (15)
----------------------------------------------------------------------------------------------------
AFRICA
------
----------------------------------------------------------------------------------------------------
Ocean Patriot            early September 2003   available.
----------------------------------------------------------------------------------------------------
Ocean Whittington         early October 2006    Preparing for PEMEX contract; currently under tow
                                                from Ghana.
----------------------------------------------------------------------------------------------------
NORTH SEA
---------
----------------------------------------------------------------------------------------------------
Ocean Nomad                       -             Special survey ending mid June 2003; then available.
----------------------------------------------------------------------------------------------------
Ocean Guardian             late March 2004      available
----------------------------------------------------------------------------------------------------
Ocean Princess            early August 2003     available
----------------------------------------------------------------------------------------------------
Ocean Vanguard                    _             Survey complete July 2003; then available
----------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------
----------------------------------------------------------------------------------------------------
Ocean Bounty                mid June 2003       Three plus two well program with Inpex in Australia
                                                in lower 70's beginning mid June and ending late
                                                January 2004.
----------------------------------------------------------------------------------------------------
Ocean Epoch                       -             available.
----------------------------------------------------------------------------------------------------
Ocean General              late August 2003     Three wells plus option with Petro Vietnam in Viet
                                                Nam in mid 50's beginning in late August and ending
                                                in late January 2004.
----------------------------------------------------------------------------------------------------
Ocean Baroness              early May 2004      available.
----------------------------------------------------------------------------------------------------
Ocean Rover                       -             Upgrade estimated completion early 3rd Qtr. 2003,
                                                followed by LOI for 3 well program with Murphy in
                                                Malaysia in 110's ending late November 2003.
----------------------------------------------------------------------------------------------------
BRAZIL
------
----------------------------------------------------------------------------------------------------
Ocean Yorktown              mid June 2003       available.

----------------------------------------------------------------------------------------------------
Ocean Yatzy              early November 2003    available.
----------------------------------------------------------------------------------------------------
Ocean Winner             early November 2003    Scheduled for survey in 3rd Qtr. Estimated downtime
                                                60 days.
----------------------------------------------------------------------------------------------------
Ocean Alliance           early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                                60 days.
----------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------
Ocean Clipper             early January 2004    available.
----------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------------
Ocean Sovereign                    -              available
----------------------------------------------------------------------------------------------------
Ocean Heritage              mid September 2003    available.
----------------------------------------------------------------------------------------------------


                                       2

      RIG NAME           ESTIMATED END DATE           FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------
COLD STACKED (7)
----------------------------------------------------------------------------------------------------
Ocean Liberator                   -             Cold stacked Nov. '02
----------------------------------------------------------------------------------------------------
Ocean Century                     -             Cold stacked July '98
----------------------------------------------------------------------------------------------------
Ocean Prospector                  -             Cold stacked Oct. '99
----------------------------------------------------------------------------------------------------
Ocean Champion                    -             Cold Stacked Feb. '02
----------------------------------------------------------------------------------------------------
Ocean Endeavor                    -             Cold stacked March '02
----------------------------------------------------------------------------------------------------
Ocean Voyager                     -             Cold stacked March '02
----------------------------------------------------------------------------------------------------
Ocean New Era                     -             Cold stacked Dec. '02
----------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3